UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001671048
CFCRE 2016-C4 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001515166
CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

81-2261823
Delaware	333-207567-02	38-4005785
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Numbers)

110 East 59th Street
New York, New York
(Address of principal executive offices)

 (212) 915-1700
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.
The GFH Brennan Industrial Portfolio Mortgage Loan, which constituted approximately 3.4% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2016, relating to the Citigroup Commercial Mortgage Trust 2016-P3 transaction, filed as Exhibit 4.4 to the Current Report on Form 8-K filed on May 18, 2016 (the “CGCMT 2016-P3 PSA”).  Effective August 26, 2020, pursuant to Section 6.02 of the CGCMT 2016-P3 PSA, C-III Asset Management LLC (“C-III”) has transferred substantially all of its assets to Greystone Servicing Company LLC (“Greystone Servicing”), a Delaware limited liability company, which, as the successor to C-III, has assumed all of the rights, duties and obligations of C-III as special servicer under the CGCMT 2016-P3 PSA.
In the interest of transaction management, this Form 8-K is being filed to record that, effective as of August 26, 2020, the GFH Brennan Industrial Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the CGCMT 2016-P3 PSA, by Greystone Servicing.  Greystone Servicing maintains its principal special servicing office at 419 Belle Air Lane, Warrenton, Virginia 20186.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)

Date: August 26, 2020	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer